UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 4, 2013

Xtreme Oil and Gas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53892	20-8295316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 W. Plano Parkway, Suite 3600, Plano TX 75093

(Address of Principal Executive Offices)

 (214) 432-8002

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Xtreme Oil & Gas, Inc. announces today that Mr. Willard G. McAndrew III, Xtreme’s Chief Executive Officer, has notified the Company that he intends to resign.  Mr. McAndrew indicated that he has no disagreements with management.    The effective date of Mr. McAndrew’s resignation is September 6, 2013.

The Board of Directors has designated Mr. Nicholas P. DeVito as a the sole Director and Chief Executive Officer of Xtreme Oil & Gas, Inc. to fill the vacancy created by Mr. McAndrew's resignation. Mr. DeVito was formerly the Company’s Chief Operating Officer. The Board of Directors appointed Mr. DeVito effective September 6, 2013.

Xtreme Oil & Gas, Inc. announces today that Mr. Roger Wurtele, Xtreme’s Chief Financial Officer, has notified the Company that he intends to resign.  Mr. Wurtele indicated that he has no disagreements with management.    The effective date of Mr. Wurtele’s resignation is September 3, 2013 and he will not be replaced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2013

Xtreme Oil & Gas, Inc.

/s/ Nicholas DeVito

Nicholas DeVito, Chief Executive Officer

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